Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	6/30/2023	3/31/2023	6/30/2022
Assets
Loans	$119,011	$119,971	$112,390
Loans held for sale	1,130	1,211	1,306
Securities available for sale	37,908	39,498	42,437
Held-to-maturity securities	9,189	9,561	8,186
Trading account assets	1,177	1,118	809
Short-term investments	8,959	8,410	2,456
Other investments	1,474	1,587	969
Total earning assets	178,848	181,356	168,553
Allowance for loan and lease losses	(1,480)	(1,380)	(1,099)
Cash and due from banks	758	784	678
Premises and equipment	652	628	638
Goodwill	2,752	2,752	2,752
Other intangible assets	75	85	118
Corporate-owned life insurance	4,378	4,372	4,343
Accrued income and other assets	8,668	8,512	10,529
Discontinued assets	386	410	496
Total assets	$195,037	$197,519	$187,008

Liabilities
Deposits in domestic offices:
Interest-bearing deposits	111,766	106,841	94,892
Noninterest-bearing deposits	33,366	37,307	50,973
Total deposits	145,132	144,148	145,865
Federal funds purchased and securities sold under repurchase agreements	1,702	1,374	3,234
Bank notes and other short-term borrowings	6,949	10,061	2,809
Accrued expense and other liabilities	5,339	4,861	4,056
Long-term debt	22,071	22,753	16,617
Total liabilities	181,193	183,197	172,581

Equity
Preferred stock	2,500	2,500	1,900
Common shares	1,257	1,257	1,257
Capital surplus	6,231	6,207	6,241
Retained earnings	15,759	15,700	15,118
Treasury stock, at cost	(5,859)	(5,868)	(5,923)
Accumulated other comprehensive income (loss)	(6,044)	(5,474)	(4,166)
Key shareholders’ equity	13,844	14,322	14,427
Noncontrolling interests	—	—	—
Total equity	13,844	14,322	14,427
Total liabilities and equity	$195,037	$197,519	$187,008

Common shares outstanding (000)	935,733	935,229	932,643

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Six months ended
	6/30/2023	3/31/2023	6/30/2022	6/30/2023	6/30/2022
Interest income
Loans	$1,576	$1,476	$923	$3,052	$1,760
Loans held for sale	17	13	10	30	22
Securities available for sale	194	194	188	388	361
Held-to-maturity securities	81	74	48	155	94
Trading account assets	15	12	7	27	13
Short-term investments	111	42	13	153	17
Other investments	16	13	4	29	6
Total interest income	2,010	1,824	1,193	3,834	2,273
Interest expense
Deposits	531	350	20	881	34
Federal funds purchased and securities sold under repurchase agreements	48	22	6	70	6
Bank notes and other short-term borrowings	104	78	9	182	12
Long-term debt	349	275	61	624	110
Total interest expense	1,032	725	96	1,757	162
Net interest income	978	1,099	1,097	2,077	2,111
Provision for credit losses	167	139	45	306	128
Net interest income after provision for credit losses	811	960	1,052	1,771	1,983
Noninterest income
Trust and investment services income	126	128	137	254	273
Investment banking and debt placement fees	120	145	149	265	312
Service charges on deposit accounts	69	67	96	136	187
Operating lease income and other leasing gains	23	25	28	48	60
Corporate services income	86	76	96	162	187
Cards and payments income	85	81	85	166	165
Corporate-owned life insurance income	32	29	35	61	66
Consumer mortgage income	14	11	14	25	35
Commercial mortgage servicing fees	50	46	45	96	81
Other income	4	—	3	4	(2)
Total noninterest income	609	608	688	1,217	1,364
Noninterest expense
Personnel	622	701	607	1,323	1,237
Net occupancy	65	70	78	135	151
Computer processing	95	92	78	187	155
Business services and professional fees	41	45	52	86	105
Equipment	22	22	26	44	49
Operating lease expense	21	20	27	41	55
Marketing	29	21	34	50	62
Intangible asset amortization	—	—	—	—	—
Other expense	181	205	176	386	334
Total noninterest expense	1,076	1,176	1,078	2,252	2,148
Income (loss) from continuing operations before income taxes	344	392	662	736	1,199
Income taxes	58	81	132	139	222
Income (loss) from continuing operations	286	311	530	597	977
Income (loss) from discontinued operations, net of taxes	1	1	3	2	4
Net income (loss)	287	312	533	599	981
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$287	$312	$533	$599	$981

Income (loss) from continuing operations attributable to Key common shareholders	$250	$275	$504	$525	$924
Net income (loss) attributable to Key common shareholders	251	276	507	527	928
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.27	$.30	$.54	$.57	$1
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.27	.30	.55	.57	1
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.27	$.30	$.54	$.56	$.99
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—
Net income (loss) attributable to Key common shareholders (a)	.27	.30	$.54	.57	1.00

Cash dividends declared per common share	$.205	$.205	$.195	$.41	$.39

Weighted-average common shares outstanding (000)	926,741	926,490	924,302	926,807	923,717
Effect of common share options and other stock awards	3,713	7,314	7,506	5,513	9,087
Weighted-average common shares and potential common shares outstanding (000) (b)	930,454	933,804	931,808	932,320	932,805

(a)Earnings per share may not foot due to rounding.
(b)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.